EATON VANCE INCOME FUND OF BOSTON

EATON VANCE SHORT DURATION HIGH INCOME FUND

Supplement to Summary Prospectus and Prospectus dated March 1, 2019 as revised June 18, 2019

The following changes are effective December 31, 2019:

1.  The following replaces “Portfolio Managers” under “Fund Summaries – Eaton Vance Short Duration High Income Fund”:

Portfolio Managers

Kelley Baccei, Vice President of Eaton Vance and BMR, has managed the Portfolio and Fund since March 2019.

Stephen Concannon, Vice President of Eaton Vance and BMR, has managed the Portfolio and Fund since December 2019.

2.  The following replaces the eleventh paragraph under “Management and Organization”:

The Fund and Portfolio are managed by Kelley Baccei and Stephen Concannon. Ms. Baccei and Mr. Concannon have managed the Fund and Portfolio since March 2019 and December 2019, respectively. Additional information about Ms. Baccei and Mr. Concannon appears under “Boston Income Portfolio” above.

December 16, 2019	34032 12.16.19